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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 7, 2004

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

      Delaware             Commission File Number:                33-0859354
(State of other                  000-26505                   (I.R.S. Employer
jurisdiction of                                              Identification No.)
Incorporation or
organization

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 7, 2004 the Company issued a press release announcing the appointment of Rick Sanborn as Senior Vice President/Administration Group of Community National Bank. The press release is attached to this current report as
Exhibit 99.1 and is incorporated by reference to this report.



ITEM 7.           EXHIBITS

Exhibit
Number            Description
------            -----------
99.1              Press Release dated June 7, 2004



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2004

                                        Community Bancorp Inc.



                                        By:      /s/ Michael J. Perdue
                                        Michael J. Perdue
                                        President and Chief Executive Officer